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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 17, 2000
                Date of Report (Date of earliest event reported)


                                  InaCom Corp.
             (Exact name of registrant as specified in its charter)

Delaware                           0-16114                      47-0681813
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number               Identification No.)
incorporation)


2001 Westside Parkway, Suite 260, Alpharetta, GA                  30004
  (Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code
                                 (800) 843-2762

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Item 5. OTHER EVENTS.

         On May 17, 2000, InaCom Corp. issued a press release announcing, among other things, that it would be restating its financial results for prior periods and exploring strategic alternatives. A copy of the press release is attached as an exhibit and is incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)    Exhibits.

                  The following exhibit is filed with this Form 8-K:

                  99.1 Press Release dated May 17, 2000.






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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INACOM CORP.

May 18, 2000                                  /s/ Thomas J. Fitzpatrick
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                                              Thomas J. Fitzpatrick
                                              Executive Vice President and
                                              Chief Finance Officer